Exhibit 10.26AI

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRTY-NINTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

This Thirty-ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.  The effective date of the Amendment shall be the date last signed below (the “Amendment Effective Date”)

WHEREAS, as a result of discussions between the Parties, the Parties agree to amend the terms of Section 12.12 of the Agreement; and

WHEREAS, Pursuant to the terms of the Agreement, CSG provides and Customer consumes CSG Vantage® Users/IDs/Sessions for up to [*** ******** ***** ******* ********** (*****)] Vantage User IDs/Sessions, including [*** ******* ******* (***)] Discounted Vantage User IDs/Sessions; and

WHEREAS, Customer, subsequent to April 30, 2019, has requested and CSG has provided, pursuant to Technical Service Requests and Statements of Work executed from time to time by the Parties commencing on or after [*** *], 2019, through [***** **], 2020, for which Customer has been provided and paid associated fees pursuant to the Agreement, [*** ******* ****** (***)] additional Vantage UserIDs/Sessions to bring the aggregate number of Vantage UserIDs/Sessions to [***** ******** *** (*****)] Vantage User IDs/Sessions as of [***** **], 2020; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following:

1.	Effective upon the Effective Date of the Agreement, Customer and CSG mutually agree that Section 12.12, “Counterparts and Facsimile,” shall be deleted in its entirety and replaced as follows:

“Counterparts, Electronic Signatures and Electronically Transmitted.  This Agreement may be executed in two (2) or more counterparts, which may be electronically signed, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement.  A document signed electronically or otherwise and transmitted electronically by facsimile or electronic mail is to be treated as an original and shall have the same binding effect as an original signature on an original document.  Each Party agrees that the electronic signatures of the Parties used to execute legal documents provided under this Agreement are intended to authenticate such documents and to have the same force and effect as manual signatures. Electronic signature means any electronic symbol or process attached to or logically associated with a record and executed and adopted by a Party with the intent to sign such record.”

2.

Effective upon the Amendment Effective Date, CSG and Customer agree that as of [***** **], 2020, the number of  Vantage UserIDs/Sessions for which CSG invoices Customer is [***** ******** *** (*****)] and, further, as a result, Schedule F of the Agreement, Section 1, “CSG Services,” Subsection III, “Payment Procurement,” Subsection V., Advanced Reporting, Subsection A., “CSG Vantage®,” Notes 9 and 10 are deleted in their entirety and replaced as follows to reflect the updated number of Vantage UserIDs/Sessions invoiced by CSG and utilized by Customer as of [***** **], 2020, as follows:

Note 9: CSG and Customer agree that as of [***** **], 2020, Customer has requested and is utilizing [***** ******** *** (*****)] Vantage UserIDs/Sessions.  Therefore, CSG will invoice and Customer agrees to pay the annual maintenance pursuant to section A.2 of the table above in accordance with the Agreement for [***** ******** *** (*****)] Vantage UserIDs/Sessions.  In the event Customer requests additional Vantage User IDs/Sessions, the fees as set forth in sections A.1 and A.2 of the table above shall apply.

Note 10: Notwithstanding the foregoing in Note 9 above, CSG agrees to provide [*** ******* ******* (***)] Vantage User IDs/Sessions of such [***** ******** *** (*****)] Vantage User IDs/Sessions at the rate of [******** (***)] of the Annual Vantage User Maintenance for the Term of the Agreement (“[**********] Vantage User IDs/Sessions”).  CSG and Customer acknowledge and agree that it is the intent of the Parties that the [**********] Vantage User IDs/Sessions hereunder will be utilized concurrently with the [*** ******* ******* (***)] current Customer Vantage IDs/Sessions to allow users to query Customer’s Vantage data on two (2) database instances.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Amendment Effective Date (defined above).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Title: SVP Billing Strategy & Ops	Title: SVP, General Counsel & Secretary
Name: Michael Ciszek	Name: Gregory L. Cannon
Date: Apr 29, 2020	Date: Apr 30, 2020